UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

AYTU BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 24 2022, the Board of Directors of Aytu BioPharma, Inc. (the “Company”) appointed Vivian Liu to the Board of Directors, effective July 1, 2022. Ms. Liu’s term will expire at the Company's 2023 Annual Meeting of Stockholders. In connection with Ms. Liu’s appointment, the Board has appointed Ms. Liu to the Company’s Nominating and Corporate Governance Committee (the “Committee”). The Company announced the appointment of Ms. Liu in its June 29, 2022 press release. A copy of the press release is being filed with this Form 8-K as Exhibit 99.1.

Ms. Liu was nominated by the Committee after a thorough review of a number of candidates' backgrounds, relevant experience and professional and personal reputations. The Committee conducted a formal search for nominees and considered recommendations from Board members and management of the Company.

Ms. Liu will participate in the Company's non-employee director compensation program. A complete description of the non-employee director compensation program is set forth in the Company's proxy statement for the 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 7, 2022 and is incorporated herein by this reference. Pursuant to the non-employee director’s compensation program, upon initial appointment to the Board, Ms. Liu will receive a grant of 6,500 restricted shares of the Company’s common stock. The equity grant vests one-third on July 1, 2023 and the remaining shares vest ratably over the following eight quarters.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press release dated June 29, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: June 29, 2022	By:	/s/ Mark Oki
Mark Oki
Chief Financial Officer